- -------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K



                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




               Date of Report (Date of earliest event reported):
                                  May 23, 1996


                           CARDINAL BANCSHARES, INC.
                           -------------------------
                 (Exact name of registrant as specified in its
                                    charter)


     Kentucky                              0-20494              61-1128205
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(State or other jurisdiction of       (Commission File       (I.R.S. Employer
incorporation or organization)        Number)                Identification No.)



     400 East Vine Street, Suite 300, Lexington, Kentucky              40507
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     (Address of principal executive officers)                       (Zip Code)


              Registrant's telephone number, including area code:
                                 (606) 255-8300


                                 Not Applicable
- -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


- -------------------------------------------------------------------------------

                    The Current Report consists of 7 pages.
                          Exhibit Index is on page 7.

                           CARDINAL BANCSHARES, INC.



ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Cardinal Bancshares, Inc. (the "Registrant") has effected the spin-off of its wholly-owned subsidiary, Security First Network Bank ("SFNB"). The First Amended and Restated Plan of Distribution adopted by the Board of Directors of the Registrant on October 5, 1995 is incorporated by reference to Form 8-K dated October 13, 1995.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        b. Cardinal Condensed Pro Forma Balance Sheet as of March 31, 1996 Cardinal Condensed Pro Forma Statement of Operations for the Year
                Ended December 31, 1995
               Cardinal Condensed Pro Forma Statement of Operations for the
                Three Months Ended March 31, 1996

        c.     EXHIBITS

                      EXHIBIT NO.       DESCRIPTION
                      2.1               First Amended and Restated Plan
                                        of Distribution is incorporated by
                                        reference to Form 8-K dated
                                        October 13, 1995.

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CARDINAL BANCSHARES, INC.



Date:  June 7, 1996                 By:  /s/ JACK H. BROWN
                                        ------------------------
                                         Jack H. Brown
                                         Chief Financial Officer

CARDINAL CONDENSED PRO FORMA BALANCE SHEET


                                                                March 31, 1996
                                             -----------------------------------------------------------
                                                           Adjustments       Adjustments
                                                          for Cardinal         for SFNB       Cardinal,
                                            Cardinal (1)  Credit Corp. (2)   Spin-Off (5)    as adjusted
                                            ------------  ----------------   ------------    -----------
                                                                      (in thousands)
Assets:
Cash and due from banks                          $ 25,668   $                  $    (763)    $   24,905
Interest-bearing deposits in banks                 12,635       33,576                           29,270
                                                               (14,300)(3)
                                                                (2,641)(4)
Federal funds sold                                 11,225                                        11,225
Securities available for sale                     139,525                        (15,620)       123,905
Loans                                             470,322      (25,749)          (20,741)       423,832
  Less: allowance for loan losses                   6,186       (1,039)             (298)         4,849
                                                 --------   ----------         ---------     ----------
  Net loans                                       464,136      (24,710)          (20,443)       418,983
                                                 --------   ----------         ---------     ----------
Premises and equipment                             12,991       (1,053)           (3,916)         8,022
Other assets                                       14,131         (647)             (848)        12,636
                                                 --------   ----------         ---------     ----------
Total assets                                     $680,311   $   (9,775)        $ (41,590)      $628,946
                                                 ========   ==========         =========     ==========

Liabilities:
Deposits                                         $579,900   $                  $ (39,937)      $539,963
Securities sold under agreements
  to repurchase                                     6,395                                         6,395
Notes payable and advances from
  Federal Home Loan Bank                           43,362      (14,300)           (1,251)        27,811
Other liabilities                                   5,341          (86)             (656)         4,599
                                                 --------   ----------         ---------       --------
Total liabilities                                 634,998      (14,386)          (41,844)       578,768
                                                 ========   ==========         =========       ========
Stockholders' equity:
Common stock                                       34,008                                        34,008
Other stockholders' equity                         11,305        4,611               254         16,170
                                                 --------   ----------         ---------       --------
Total stockholders' equity                         45,313        4,611               254         50,178
                                                 --------   ----------         ---------       --------
Total liabilities and stockholders' equity       $680,311   $   (9,775)        $ (41,590)      $628,946
                                                 ========   ==========         =========       ========

(1) Gives effect to the sale of 85,246 shares of Cardinal common stock in a private placement at $61.00 per share on April 15, 1996. The net proceeds of that sale was $4.9 million.
(2) Reflects the sale of substantially all the assets and the termination of business of Cardinal Credit Corporation.
(3)  Reflects the repayment of notes payable used to fund the loans sold.
(4) Reflects the payment of estimated income taxes and expenses associated with the termination of business of Cardinal Credit Corporation.
(5) Reflects the balance of SFNB's assets and liabilities as of March 31, 1996, net of the payment of a $3.0 million cash dividend to Cardinal.

CARDINAL CONDENSED PRO FORMA STATEMENT OF OPERATIONS


                                                   For the Year Ended December 31, 1995
                                          -----------------------------------------------------
                                                     Adjustments     Adjustments
                                                     for Cardinal     for SFNB       Cardinal,
                                          Cardinal  Credit Corp.(1)  Spin-Off(2)    as adjusted
                                          --------  ---------------  -----------    -----------
                                                            (in thousands)
Interest income:
Loans, including fees                     $43,738      $(4,743)        $(1,929)       $37,066
Securities                                  9,910                         (796)         9,114
Other                                       1,221          -              (156)         1,065
                                          -------      -------         -------        -------
Total interest income                      54,869       (4,743)         (2,881)        47,245

Interest expense:
Deposits                                   23,623                       (1,458)        22,165
Securities sold under agreements
  to repurchase                               215                                         215
Notes payable and advances from
  Federal Home Loan Bank                    3,250         (970)            (76)         2,204
                                          -------      -------         -------        -------
Total interest expense                     27,088         (970)         (1,534)        24,584
                                          -------      -------         -------        -------
Net interest income                        27,781       (3,773)         (1,347)        22,661
Provision for loan losses                   1,994       (1,188)            -              806
                                          -------      -------         -------        -------
Net interest income after provision
  for loan losses                          25,787       (2,585)         (1,347)        21,855
                                          -------      -------         -------        -------

Non-interest income                         4,623         (738)           (112)         3,773
Non-interest expense                       28,648       (4,672)         (3,496)        20,480
                                          -------      -------         -------        -------
Income before taxes                         1,762        1,349           2,037          5,148
Income tax expense                            898          459             526          1,883
                                          -------      -------         -------        -------
Net income                                $   864      $   890         $ 1,511        $ 3,265
                                          =======      =======         =======        =======
Earnings per share:
Primary                                   $  0.56                                     $  2.11
                                          =======                                     =======
Fully diluted                             $  0.55                                     $  2.09
                                          =======                                     =======


(1) The adjustments assume the sale of Cardinal Credit Corporation occurs as of the beginning of the period and eliminates intercompany tranactions, except the adjustments do not include the gain on the disposition of Cardinal Credit Corporation of $8.5 million or nonrecurring charges of approximately $1.0 million and related tax effect of approximately $2.9 million.
(2) The adjustments assume that the Spin-Off occurred as of the beginning of the period, and thus the adjustments reflect only (i) the operations attributable solely to SFNB's single office (after the Branch Sale, as described under "THE PLAN OF DISTRIBUTION -- Background of the Plan of Distribution and Spin-off") for the period indicated, and (ii) the effect on Cardinal of the Spin-Off.

CARDINAL CONDENSED PRO FORMA STATEMENT OF OPERATIONS


                                                  For the Three Months Ended March 31, 1996
                                              --------------------------------------------------
                                                        Adjustments      Adjustments
                                                        for Cardinal       for SFNB      Cardinal,
                                              Cardinal  Credit Corp.(1)  Spin-Off (2)   as adjusted
                                              --------  ---------------  ------------   -----------
                                                                 (in thousands)
Interest income:
Loans, including fees                         $11,869      $(1,540)          $(459)       $ 9,870
Securities                                      2,366                         (178)         2,188
Other                                             376           -              (63)           313
                                              -------      -------         -------        -------
Total interest income                          14,611       (1,540)           (700)        12,371

Interest expense:
Deposits                                        6,381                         (446)         5,935
Securities sold under agreements
  to repurchase                                    60                                          60
Notes payable and advances from
  Federal Home Loan Bank                          831         (309)            (17)           505
                                              -------      -------         -------        -------
Total interest expense                          7,272         (309)           (463)         6,500
                                              -------      -------         -------        -------
Net interest income                             7,339       (1,231)           (237)         5,871
Provision for loan losses                         838         (288)             -             550
                                              -------      -------         -------        -------
Net interest income after provision
  for loan losses                               6,501         (943)           (237)         5,321
                                              -------      -------         -------        -------

Non-interest income                               993         (225)            (52)           716
Non-interest expense                            7,604       (1,241)         (1,283)         5,080
                                              -------      -------         -------        -------
Income before taxes                              (110)          73             994            957
Income tax expense                                 (6)          25             335            354
                                              -------      -------         -------        -------
Net income                                    $  (104)     $    48         $   659        $   603
                                              =======      =======         =======        =======
Earnings per share:
Primary                                       $ (0.06)                                    $  0.39
                                              =======                                     =======
Fully diluted                                 $ (0.06)                                    $  0.39
                                              =======                                     =======


(1) The adjustments assume the sale of Cardinal Credit Corporation occurs as of the beginning of the period and eliminates intercompany tranactions, except the adjustments do not include the gain on the disposition of Cardinal Credit Corporation of $8.5 million or nonrecurring charges of approximately $1.0 million and related tax effect of approximately $2.9 million.
(2) The adjustments assume that the Spin-Off occurred as of the beginning of the period, and eliminates inter-company transactions.

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                          EXHIBIT DESCRIPTION                     PAGE
- -------                         -------------------                     ----

2.1 First Amended and Restated Plan of Distribution is incorporated by reference to Form 8-K dated
                        October 13, 1995.

